UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	000-230-661	38-3317208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30142 Wixom Road,	Michigan	48334
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code   (248) 960-9009

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 13, 2007, the Company issued the press release attached hereto Exhibit 99.1, announcing its financial results for the quarter ended June 30, 2007.

Item 9.01   Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are furnished with this Form 8-K:

Exhibit	Description

99.1	Press Release dated August 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: August 13 , 2007	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 13, 2007.